SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) September 2, 1997
                                                        ------------------


                        Craig Consumer Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   0-27882                     95-04228391
- ----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



13845 Artesia Boulevard, Cerritos, California                    90703-9000
- ---------------------------------------------                    ----------
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  562-926-9944
                                                  -----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On September 2, 1997, the Board of Directors of the Registrant approved the appointment of Mr. Richard Williamson as Chairman of the Board and Chief Executive Officer. Mr. Richard Berger (the former Chairman and Chief Executive Officer) will continue to act in the capacity of President.

     Mr. Williamson has, since 1989, been a turnaround management consultant working in various capacities with distressed or bankrupt entities. Mr. Williamson is a certified public accountant, formerly associated with Arthur Andersen & Co. Mr. Williamson is a 1978 graduate of Louisiana State University.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Craig Consumer Electronics, Inc.



Date: September 5, 1997       By: /s/ Richard M. Williamson
                                 ----------------------------------------------
                                 Richard M. Williamson
                                 Its Chairman of the Board (Principal Executive)



Date: September 5, 1997       By: /s/ Tony Chow
                                 ----------------------------------------------
                                 Tony Chow
                                 Chief Financial Officer
                                 (Principal Accounting Officer)



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